Exhibit 99.2

Quarterly Investor Supplement

March 31, 2020

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2020. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Corporate
Explanatory Note on Non-GAAP Financial Information	3 - 5	Adjusted Operating Earnings	29
Key Metrics	6	Investment Information
Normalized Adjusted Operating Earnings by Segment	7	Portfolio Composition	31
Normalized Effective Tax Rate	8	Portfolio Results	32
Consolidated Statements of Operations	9	Alternative Investment Income	33
Consolidated Adjusted Earnings Before Income Taxes	10	Reconciliations
Adjusted Operating Earnings by Segment (QTD)	11	Reconciliation of Consolidated Statements of Operations	35
Consolidated Balance Sheets	12	Reconciliation of Adjusted Operating Revenues	36
DAC/VOBA Segment Trends	13	Reconciliation of Adjusted Operating Earnings - excluding Unlocking;
Consolidated Capital Structure	14	Adjusted Return on Capital	37 - 38
Consolidated Assets Under Management, Assets Under Administration		Prepayments and Alternative Income Above (Below) Long-Term
and Advisement	15	Expectations	39
Retirement		Reconciliation of Normalized Adjusted Operating Earnings and Earnings
Sources of Normalized Adjusted Operating Earnings and Key Metrics	17	Per Common Share (Diluted) (QTD)	40
Client Assets Rollforward by Product Group	18 - 19	Reconciliation of Book Value Per Common Share, Excluding AOCI	41
Investment Management		Reconciliation of Investment Management Normalized Adjusted
Sources of Normalized Adjusted Operating Earnings	21	Operating Margin, Excluding Investment Capital	42
Analysis of AUM and AUA	22
Account Value Rollforward by Source	23
Account Value by Asset Type	24
Employee Benefits
Sources of Normalized Adjusted Operating Earnings	26
Key Metrics	27

Voya Financial	Page 3 of 42

Explanatory Note on Non-GAAP Financial Information

On December 18, 2019, we entered into an agreement to dispose of substantially all of our Individual Life and other closed block non-retirement annuities businesses (the "Individual Life Transaction"). As a result, the assets and liabilities of the businesses to be sold have been classified as held for sale and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. For the quarter ended March 31, 2020, Income (loss) from discontinued operations, net of tax included $163 million additional estimated loss on sale, net of tax. As of March 31, 2020, the total estimated loss on sale, net of tax was $1.3 billion, which represents the the excess of the estimated carrying value of the businesses held for sale over the estimated purchase price less cost to sell. Revenues and net results of the business that will be divested via reinsurance at closing of the Individual Life Transaction (including insignificant number of Individual Life, Annuities and Closed Block Variable Annuities ("CBVA") policies that were not part of the Individual Life and 2018 Transactions) are reported in businesses exited or to be exited through reinsurance or divestment and are excluded from adjusted operating earnings. All prior periods have been revised to reflect these changes. Refer to Business Held for Sale and Discontinued Operations in Part I, Item 1. of our Quarterly Report on Form 10-Q for further detail on discontinued operations.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our CBVA and annuities businesses (the "2018 Transaction"). Income (loss) from discontinued operations, net of tax for the year ended December 31, 2019, includes a $82 million charge related to the purchase price true-up settlement.
On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019. On June 11, 2019, we issued 300,000 shares of 5.35% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $293 million. Dividend payments will be made quarterly in arrears on the 15th of March, June, September and December of each year, commencing on September 15, 2019.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions). Excluding this activity, which also includes amortization of intangible assets related to businesses exited or to be exited, better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•	Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings that is available to common shareholders;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

Voya Financial	Page 4 of 42

Explanatory Note on Non-GAAP Financial Information

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Income (loss) related to businesses exited or to be exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions, and insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions) are excluded from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited or to be exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Stranded Costs
As a result of the 2018 Transaction and the Individual Life Transaction, the historical revenues and certain expenses of the sold businesses have been classified as discontinued operations. Historical revenues and certain expenses of the businesses that will be divested via reinsurance at closing of the Individual Life Transaction (including an insignificant amount of Individual Life and closed block non retirement annuities that are not part of the transaction) are reported within continuing operations, but are excluded from adjusted operating earnings as businesses exited or to be exited through reinsurance or divestment. Expenses classified within discontinued operations and businesses exited or to be exited through reinsurance include only direct operating expenses incurred by these businesses and then only to the extent that the nature of such expenses was such that we would cease to incur such expenses upon the close of the 2018 Transaction and the Individual Life Transaction. Certain other direct costs of these businesses, including those which relate to activities for which we have or will provide transitional services and for which we have or will be reimbursed under transition services agreements (“TSAs”) are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold or divested via reinsurance, are reported within continuing operations. These costs ("Stranded Costs") and the associated revenues from the TSAs are reported within continuing operations in Corporate, since we do not believe they are representative of the future run-rate of revenues and expenses of our continuing operations. The Stranded Costs related to the 2018 Transaction were removed in the fourth quarter of 2019 and we plan to address the Stranded Costs related to the Individual Life Transaction through a cost reduction strategy.
Normalized Adjusted Operating Earnings
Normalized adjusted operating earnings excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking;

•	The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis;

•
For periods ended on or prior to June 30, 2018, Investment Management adjusted operating earnings related to our fixed and variable annuities businesses, which we sold in a transaction that closed on June 1, 2018; and

•
For periods ended on or prior to the closing of the Individual Life Transaction, stranded costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining stranded costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability.
Adjusted Operating Earnings per Common Share (Diluted) and Normalized Adjusted Operating Earnings per Common Share (Diluted)
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) and Normalized adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Normalized Adjusted Operating Earning and Earnings Per Common Share" page of this document.
Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI. For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the Reconciliation of Book Value Per Common Share, Excluding AOCI" page of this document.

Voya Financial	Page 5 of 42

Explanatory Note on Non-GAAP Financial Information

Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from Corporate and closed block activities, which include our Retirement, Investment Management and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain Corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate and Normalized Adjusted Operating Effective Tax Rate
Beginning in 2018, the normalized adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law. For non-operating items, we apply a 21% tax rate beginning in 2018.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited or to be exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business within continuing operations (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity (including an insignificant number of Individual Life, Annuities and CBVA policies that were not part of the Individual Life and 2018 Transactions). Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating revenues with how we manage our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the revenues of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.

The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges for annuity contracts.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Net commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 42

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Net income (loss) available to Voya Financial, Inc.'s common shareholders	(98)	(776)	106	226	64	(98)	64
Per common share (basic)	(0.75)	(5.76)	0.77	1.57	0.44	(0.75)	0.44
Per common share (diluted)	(0.71)	(5.45)	0.74	1.51	0.42	(0.71)	0.42
Adjusted operating earnings: (1)
Before income taxes	134	178	122	190	101	134	101
After income taxes	115	153	114	159	89	115	89
Effective tax rate	14.3%	14.2%	7.5%	16.2%	12.0%	14.3%	12.0%
Per common share (diluted)	0.83	1.07	0.79	1.06	0.59	0.83	0.59
Normalized adjusted operating earnings: (1)
Before income taxes	180	199	179	190	155	180	155
After income taxes	151	170	159	159	132	151	132
Effective tax rate	16.0%	14.9%	11.7%	16.2%	15.2%	16.0%	15.2%
Per common share (diluted)	1.10	1.19	1.10	1.06	0.87	1.10	0.87
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	6,815	8,796	9,939	9,452	8,746	6,815	8,746
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (1)	4,974	5,465	6,442	6,585	6,780	4,974	6,780
Deferred Tax Asset ("DTA") (2)	1,935	1,823	1,829	1,952	1,985	1,935	1,985
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (2)	3,039	3,642	4,613	4,633	4,795	3,039	4,795
Book value per common share (including AOCI)	54.09	66.49	73.73	67.37	59.13	54.09	59.13
Book value per common share (excluding AOCI) (1)	39.48	41.31	47.79	46.94	45.84	39.48	45.84
Debt to Capital:
Debt to Capital	29.1%	24.4%	22.4%	23.8%	25.7%	29.1%	25.7%
Adjusted Debt to Capital (1)	32.1%	30.4%	27.4%	27.7%	28.0%	32.1%	28.0%
Shares:
Weighted-average common shares outstanding
Basic	131	135	138	144	147	131	147
Diluted	137	142	144	150	151	137	151
Adjusted Diluted (1)	137	142	144	150	151	137	151
Ending shares outstanding	126	132	135	140	148	126	148
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	406	160	290	446	200	406	200
Dividends to common shareholders	20	21	20	2	1	20	1
Total cash returned to common shareholders	426	181	310	448	201	426	201

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

(2) DTA primarily related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), net of $194 million tax valuation allowance for the periods starting December 31, 2019 and $445 million for the periods presented prior to December 31, 2019. Periods starting December 31, 2019 have been adjusted for the expected utilization of Federal NOLs related to the Individual Life Transaction.

Voya Financial	Page 7 of 42

Normalized Adjusted Operating Earnings by Segment

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Normalized adjusted operating earnings
Retirement	133	151	141	153	141	133	141
Investment Management	42	61	45	39	41	42	41
Employee Benefits	60	53	56	47	40	60	40
Corporate	(55)	(65)	(64)	(49)	(66)	(55)	(66)
Before income taxes	180	199	179	190	155	180	155
After income taxes	151	170	159	159	132	151	132
Effective tax rate	16.0%	14.9%	11.7%	16.2%	15.2%	16.0%	15.2%
Per common share (diluted)	1.10	1.19	1.10	1.06	0.87	1.10	0.87
Prepayment fees and alternative investment income above (below) long-term expectations (1)
Retirement	7	21	5	22	(16)	7	(16)
Investment Management	(2)	(2)	—	2	(7)	(2)	(7)
Employee Benefits	1	2	1	2	(2)	1	(2)
Before income taxes	6	21	6	26	(25)	6	(25)
After income taxes	5	17	5	21	(20)	5	(20)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	0.04	0.12	0.03	0.14	(0.13)	0.04	(0.13)
DAC/VOBA and other intangibles unlocking
Retirement	(16)	(10)	(29)	5	4	(16)	4
Before income taxes	(16)	(10)	(29)	5	4	(16)	4
After income taxes	(13)	(8)	(23)	4	3	(13)	3
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.09)	(0.06)	(0.16)	0.02	0.02	(0.09)	0.02
Individual Life transaction stranded costs(2)
Before income taxes	(36)	(33)	(34)	(31)	(34)	(36)	(34)
After income taxes	(28)	(26)	(27)	(25)	(27)	(28)	(27)
Effective tax rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Per common share (diluted)	(0.21)	(0.18)	(0.18)	(0.16)	(0.18)	(0.21)	(0.18)
Adjusted operating earnings
Retirement	124	162	117	180	129	124	129
Investment Management	40	59	46	41	34	40	34
Employee Benefits	61	55	57	49	38	61	38
Corporate	(91)	(98)	(98)	(80)	(100)	(91)	(100)
Before income taxes	134	178	122	190	101	134	101
After income taxes	115	153	114	159	89	115	89
Effective tax rate	14.3%	14.2%	7.5%	16.2%	12.0%	14.3%	12.0%
Per common share (diluted)	0.83	1.07	0.79	1.06	0.59	0.83	0.59

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(2) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 8 of 42

Normalized Effective Tax Rate

	Three Months Ended					Year-to-Date
(in millions USD, unless otherwise indicated)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Normalized adjusted operating earnings
Before income taxes	180	199	179	190	155	180	155
Income taxes
Federal income taxes at 21% corporate rate	38	42	38	40	33	38	33
Tax adjustments (1)	(9)	(12)	(17)	(9)	(9)	(9)	(9)
Total taxes	29	30	21	31	24	29	24
Effective tax rate (2)	16.0%	14.9%	11.7%	16.2%	15.2%	16.0%	15.2%

Prepayment fees and alternative investment income above (below) long-term expectations (3)
Before income taxes	6	21	6	26	(25)	6	(25)
Income taxes
Federal income taxes at 21% corporate rate	1	4	1	5	(5)	1	(5)
Total taxes	1	4	1	5	(5)	1	(5)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

DAC/VOBA and other intangibles unlocking
Before income taxes	(16)	(10)	(29)	5	4	(16)	4
Income taxes
Federal income taxes at 21% corporate rate	(3)	(2)	(6)	1	1	(3)	1
Total taxes	(3)	(2)	(6)	1	1	(3)	1
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Individual Life transaction stranded costs (4)
Before income taxes	(36)	(33)	(34)	(31)	(34)	(36)	(34)
Income taxes
Federal income taxes at 21% corporate rate	(8)	(7)	(7)	(7)	(7)	(8)	(7)
Total taxes	(8)	(7)	(7)	(7)	(7)	(8)	(7)
Effective tax rate (2)	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%

Adjusted operating earnings
Before income taxes	134	178	122	190	101	134	101
Income taxes
Federal income taxes at 21% corporate rate	28	37	26	40	21	28	21
Tax adjustments (1)	(9)	(12)	(17)	(9)	(9)	(9)	(9)
Total taxes	19	25	9	31	12	19	12
Effective tax rate (2)	14.3%	14.2%	7.5%	16.2%	12.0%	14.3%	12.0%

(1) Includes tax adjustments for the dividends received deduction (DRD) related to certain qualified dividends that are not subject to federal income taxes and tax credits, less certain expense items that are not deductible for federal income taxes such as preferred stock dividends, certain compensation expenses, etc.

(2) Normalized effective tax rate calculations are based on un-rounded numbers.
(3) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis.
(4) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment; for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Voya Financial	Page 9 of 42

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Revenues
Net investment income	698	735	687	711	659	698	659
Fee income	505	510	494	483	482	505	482
Premiums	608	556	565	577	575	608	575
Net realized capital gains (losses)	(233)	(159)	(20)	25	(12)	(233)	(12)
Other revenues	92	140	106	106	113	92	113
Income (loss) related to consolidated investment entities	15	28	43	67	5	15	5
Total revenues	1,685	1,810	1,875	1,969	1,822	1,685	1,822

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(882)	(862)	(1,003)	(951)	(934)	(882)	(934)
Operating expenses	(640)	(767)	(627)	(670)	(682)	(640)	(682)
Net amortization of DAC/VOBA	(76)	(63)	(36)	(43)	(57)	(76)	(57)
Interest expense	(40)	(41)	(51)	(42)	(42)	(40)	(42)
Operating expenses related to consolidated investment entities	(3)	(11)	(9)	(20)	(5)	(3)	(5)
Total benefits and expenses	(1,641)	(1,744)	(1,726)	(1,726)	(1,720)	(1,641)	(1,720)
Income (loss) from continuing operations before income taxes	44	66	149	243	102	44	102
Less:
Net investment gains (losses) and related charges and adjustments	(8)	(47)	14	45	13	(8)	13
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(89)	8	(12)	(6)	(4)	(89)	(4)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	9	18	31	40	9	9	9
Income (loss) attributable to noncontrolling interests	6	6	19	26	(1)	6	(1)
Income (loss) on early extinguishment of debt	—	—	(12)	—	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	(63)	—	—	66	—	66
Dividend payments made to preferred shareholders	14	4	14	—	10	14	10
Other adjustments	(22)	(38)	(27)	(52)	(92)	(22)	(92)
Adjusted operating earnings before income taxes (1)	134	178	122	190	101	134	101

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

Voya Financial	Page 10 of 42

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	479	498	479	502	452	479	452
Fee income	388	396	392	379	360	388	360
Premiums	502	459	460	476	469	502	469
Other revenue	28	68	34	38	48	28	48
Adjusted operating revenues (1)	1,397	1,421	1,365	1,395	1,329	1,397	1,329

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(607)	(591)	(592)	(609)	(603)	(607)	(603)
Operating expenses	(558)	(564)	(535)	(525)	(546)	(558)	(546)
Net amortization of DAC/VOBA	(41)	(40)	(57)	(27)	(24)	(41)	(24)
Interest expense (2)	(57)	(48)	(59)	(44)	(55)	(57)	(55)
Adjusted operating benefits and expenses	(1,263)	(1,243)	(1,243)	(1,205)	(1,228)	(1,263)	(1,228)
Adjusted operating earnings before income taxes (1)	134	178	122	190	101	134	101

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	677	701	675	688	648	677	648
Investment Management	166	197	167	163	148	166	148
Employee Benefits	543	500	503	515	508	543	508
Corporate	11	23	20	29	25	11	25
Adjusted operating revenues (1)	1,397	1,421	1,365	1,395	1,329	1,397	1,329

Adjusted operating earnings
Retirement	124	162	117	180	129	124	129
Investment Management	40	59	46	41	34	40	34
Employee Benefits	61	55	57	49	38	61	38
Corporate	(91)	(98)	(98)	(80)	(100)	(91)	(100)
Adjusted operating earnings before income taxes (1)	134	178	122	190	101	134	101

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 42

Adjusted Operating Earnings by Segment

	Three Months Ended March 31, 2020
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	437	3	29	10	479
Fee income	216	157	15	—	388
Premiums	2	—	500	—	502
Other revenue	22	6	(1)	1	28
Adjusted operating revenues (1)	677	166	543	11	1,397

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(235)	—	(364)	(8)	(607)
Operating expenses	(282)	(126)	(113)	(37)	(558)
Net amortization of DAC/VOBA	(36)	—	(5)	—	(41)
Interest expense (2)	—	—	—	(57)	(57)
Adjusted operating benefits and expenses	(553)	(126)	(482)	(102)	(1,263)
Adjusted operating earnings before income taxes (1)	124	40	61	(91)	134

	Three Months Ended March 31, 2019
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	415	(2)	26	13	452
Fee income	199	145	16	—	360
Premiums	1	—	467	1	469
Other revenue	33	5	(1)	11	48
Adjusted operating revenues (1)	648	148	508	25	1,329

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(231)	—	(364)	(8)	(603)
Operating expenses	(268)	(114)	(102)	(62)	(546)
Net amortization of DAC/VOBA	(20)	—	(4)	—	(24)
Interest expense (2)	—	—	—	(55)	(55)
Adjusted operating benefits and expenses	(519)	(114)	(470)	(125)	(1,228)
Adjusted operating earnings before income taxes (1)	129	34	38	(100)	101

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 12 of 42

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Assets
Total investments	52,570	53,687	54,159	52,957	51,997
Cash and cash equivalents	1,033	1,181	1,155	1,178	806
Assets held in separate accounts	68,937	81,670	78,714	78,475	76,223
Premium receivable and reinsurance recoverable, net	3,722	3,732	3,871	3,745	3,782
Short term investments under securities loan agreement and accrued investment income	2,724	1,900	2,114	2,118	2,138
Deferred policy acquisition costs, Value of business acquired	2,603	2,226	2,198	2,418	2,609
Current and deferred income taxes (1)	1,769	1,458	1,029	1,162	1,382
Other assets (2)	1,086	902	1,120	1,132	1,053
Assets related to consolidated investment entities	2,155	2,226	2,189	2,011	2,301
Assets held for sale	19,133	20,069	21,076	20,728	20,425
Total Assets	155,732	169,051	167,625	165,924	162,716
Liabilities
Future policy benefits and contract owner account balances	51,621	50,868	51,131	50,537	50,515
Liabilities related to separate accounts	68,937	81,670	78,714	78,476	76,223
Payables under securities loan agreements, including collateral held	2,065	1,373	1,499	1,480	1,540
Short-term debt	1	1	1	97	1
Long-term debt	3,042	3,042	3,041	3,041	3,136
Other liabilities (3)	2,789	2,243	2,360	2,278	2,067
Liabilities related to consolidated investment entities	1,040	1,126	1,212	994	1,200
Liabilities held for sale	17,972	18,498	18,401	18,222	18,164
Total Liabilities	147,467	158,821	156,359	155,125	152,846
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	2	2	3	3	3
Treasury stock	(882)	(460)	(5,955)	(5,663)	(5,203)
Additional paid-in capital	11,232	11,184	24,671	24,642	24,310
Retained earnings (deficit)	(4,766)	(4,649)	(11,665)	(11,785)	(12,011)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	5,586	6,077	7,054	7,197	7,099
Accumulated other comprehensive income	1,841	3,331	3,497	2,867	1,966
Total Voya Financial, Inc. Shareholders' Equity	7,427	9,408	10,551	10,064	9,065
Noncontrolling interest	838	822	715	735	805
Total Shareholders' Equity	8,265	10,230	11,266	10,799	9,870
Total Liabilities and Shareholders' Equity	155,732	169,051	167,625	165,924	162,716

(1) Current and deferred income taxes:
Deferred Tax Asset primarily related to Federal NOL's	2,129	2,017	2,274	2,397	2,431
Tax valuation allowance related to Federal NOL's	(194)	(194)	(445)	(445)	(446)
Deferred Tax Asset (Liability) related to Unrealized Capital Gains and Losses	(394)	(789)	(833)	(666)	(426)
Other Net Deferred Tax Asset (Liability) related to DAC, reserves, and other temporary differences	228	424	33	(124)	(177)
Total Current and deferred income taxes	1,769	1,458	1,029	1,162	1,382
Gross Unrealized Gains (losses) reflected in AOCI	1,875	3,759	3,968	3,170	2,028
21% Tax Effect	(394)	(789)	(833)	(666)	(426)
(2) Includes Other assets, Sales inducements to contract holders, Goodwill and other intangible assets.
(3) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 13 of 42

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Retirement
Balance as of Beginning-of-Period	667	632	834	1,029	1,271	667	1,271
Deferrals of commissions and expenses	15	18	5	18	17	15	17
Amortization	(23)	(22)	(41)	(26)	(33)	(23)	(33)
Unlocking	(22)	(13)	(4)	18	25	(22)	25
Change in unrealized capital gains/losses (1)	367	52	(162)	(205)	(251)	367	(251)
Balance as of End-of-Period	1,004	667	632	834	1,029	1,004	1,029
Deferred Sales Inducements as of End-of-Period (2)	29	29	29	31	32	29	32
Other (3)
Balance as of Beginning-of-Period	118	113	116	103	106	118	106
Deferrals of commissions and expenses	11	11	11	21	7	11	7
Amortization	(6)	(3)	(4)	(5)	(4)	(6)	(4)
Unlocking	—	—	—	—	—	—	—
Change in unrealized capital gains/losses (1)	6	(3)	(10)	(3)	(6)	6	(6)
Balance as of End-of-Period	129	118	113	116	103	129	103
Total
Balance as of Beginning-of-Period	785	745	950	1,132	1,377	785	1,377
Deferrals of commissions and expenses	26	29	16	39	24	26	24
Amortization	(29)	(25)	(45)	(31)	(37)	(29)	(37)
Unlocking	(22)	(13)	(4)	18	25	(22)	25
Change in unrealized capital gains/losses (1)	373	49	(172)	(208)	(257)	373	(257)
Balance as of End-of-Period, excluding businesses to be exited through reinsurance or divestment	1,133	785	745	950	1,132	1,133	1,132
Balance as of End-of-Period, businesses to be exited through reinsurance or divestment (4)	1,470	1,441	1,453	1,468	1,477	1,470	1,477
Balance as of End-of-Period, including businesses to be exited through reinsurance or divestment	2,603	2,226	2,198	2,418	2,609	2,603	2,609

(1) Includes insignificant amounts related to the adoption of a new accounting standard (CECL) in Q1 '20.
(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and Corporate.
(4) Represents amounts related to the Individual Life transaction.

Voya Financial	Page 14 of 42

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019

Financial Debt
Senior bonds	1,941	1,941	1,941	2,037	2,035
Subordinated bonds	1,098	1,098	1,097	1,097	1,097
Other debt	4	4	4	4	5
Total Debt	3,043	3,043	3,042	3,138	3,137

Equity
Preferred equity (Excluding AOCI) (1)	612	612	612	612	319
Common equity (Excluding AOCI)	4,974	5,465	6,442	6,585	6,780
Total Equity (Excluding AOCI) (2)	5,586	6,077	7,054	7,197	7,099
Accumulated other comprehensive income (AOCI)	1,841	3,331	3,497	2,867	1,966
Total Voya Financial, Inc. Shareholders' Equity	7,427	9,408	10,551	10,064	9,065

Capital
Total Capitalization	10,470	12,451	13,593	13,202	12,202
Total Capitalization (Excluding AOCI) (2)	8,629	9,120	10,096	10,335	10,236

Debt to Capital
Debt to Capital	29.1%	24.4%	22.4%	23.8%	25.7%
Adjusted Debt to Capital (2) (3)	32.1%	30.4%	27.4%	27.7%	28.0%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 34 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 15 of 42

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2020
(in millions USD)	General Account	Separate Account (3)	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (4)	Total AUM + AUA

Retirement (1)	33,828	65,330	46,604	145,762	240,115	385,877
Investment Management	56,873	24,680	129,150	210,703	46,969	257,672
Employee Benefits	1,767	13	—	1,780	—	1,780
Eliminations/Other	(35,595)	(19,875)	(10,265)	(65,735)	(41,779)	(107,514)
Total AUM and AUA (2)	56,873	70,148	165,489	292,510	245,305	537,815

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Includes AUM balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, for which a substantial portion of the assets will continue to be managed by the Investment Management segment.

(3) Includes separate account balances related to Individual Life, Annuities and Variable Annuities businesses held for sale, which are reported as Assets held for sale on the balance sheet.
(4) Starting Q1 2019, AUA includes Assets Under Advisement. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, General Account and Stable Value assets where only administrative or ancillary services are performed.

Retirement

Voya Financial	Page 17 of 42

Retirement Sources of Normalized Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of									Year-to-Date or As of
(in millions USD)	3/31/2020	12/31/2019		9/30/2019		6/30/2019		3/31/2019		3/31/2020	3/31/2019
Sources of operating earnings before income taxes:
Gross investment income (normalized)	391	391		396	—	393	—	398		391	398
Investment expenses	(19)	(20)		(19)		(18)		(19)		(19)	(19)
Credited interest	(231)	(234)		(234)		(231)		(229)		(231)	(229)
Net margin	141	137		143		144		150	150	141	150
Other investment income (normalized) (1)	49	46		45		40		48		49	48
Investment spread and other investment income (normalized)	190	183	198	188	191	184	198	198		190	198
Full service fee based revenue	133	140		137		133		124		133	124
Recordkeeping and Other fee based revenue	113	119		111		111		108		113	108
Total fee based margin	246	259		248		244		232		246	232
Net underwriting gain (loss) and other revenue	(3)	(2)		(3)		—		3		(3)	3
Administrative expenses	(228)	(206)		(212)		(194)		(215)		(228)	(215)
Net Commissions	(52)	(55)		(54)		(53)		(52)		(52)	(52)
DAC/VOBA and other intangibles amortization, excluding unlocking	(20)	(28)		(26)		(28)		(25)		(20)	(25)
Normalized adjusted operating earnings before income taxes	133	151	141	141	176	153	141	141		133	141
Prepayment fees and alternative investment income above (below) long-term expectations	7	21		5		22		(16)		7	(16)
DAC/VOBA and other intangibles unlocking	(16)	(10)		(29)		5		4		(16)	4
Adjusted operating earnings before income taxes	124	162		117		180		129		124	129
Adjusted Return on Capital (2)	13.6%	13.2%		13.2%		13.9%		13.6%		13.6%	13.6%
Full Service Revenue (3)
Full Service Investment Spread and other investment income	187	194		182		194		170		187	170
Full Service Fee Based Revenue	133	140		137		133		124		133	124
Total Full Service Revenue	320	334		319		327		294		320	294

Client Assets
Spread Based	33,828	32,932		32,928		32,688		32,784		33,828	32,784
Fee Based	259,664	307,630		278,318		273,301		265,861		259,664	265,861
Retail Client Assets	52,579	63,108		60,221		60,089		58,244		52,579	58,244
Defined Contribution Investment-only Stable Value	39,806	36,373		36,343		35,678		34,967		39,806	34,967
Total Client Assets	385,877	440,043		407,810		401,756		391,856		385,877	391,856

(1) Includes investment income on assets backing surplus that has been allocated from Corporate and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.
(3) Excludes Net underwriting gain (loss) and other revenue.

Voya Financial	Page 18 of 42

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Full service - Corporate markets
Client Assets, beginning of period	73,497	68,892	67,748	65,366	58,705	73,497	58,705
Transfers / Single deposits	1,179	1,310	1,338	828	1,352	1,179	1,352
Recurring deposits	2,059	1,596	1,653	1,639	1,850	2,059	1,850
Total Deposits	3,238	2,906	2,991	2,467	3,202	3,238	3,202
Surrenders, benefits, and product charges	(2,961)	(2,596)	(2,112)	(2,158)	(2,309)	(2,961)	(2,309)
Net Flows	277	310	879	309	893	277	893
Interest credited and investment performance	(11,212)	4,295	265	2,073	5,768	(11,212)	5,768
Client Assets, end of period - Corporate markets	62,562	73,497	68,892	67,748	65,366	62,562	65,366

Full service - Tax-exempt markets
Client Assets, beginning of period	70,109	66,636	65,978	64,610	60,514	70,109	60,514
Transfers / Single deposits	318	552	927	477	399	318	399
Recurring deposits	1,039	892	882	879	953	1,039	953
Total Deposits	1,357	1,444	1,809	1,356	1,352	1,357	1,352
Surrenders, benefits, and product charges	(1,305)	(1,488)	(1,416)	(1,684)	(1,660)	(1,305)	(1,660)
Net Flows	52	(43)	393	(328)	(309)	52	(309)
Interest credited and investment performance	(7,657)	3,231	265	1,696	4,405	(7,657)	4,405
Transfer between markets (5)	—	285	—	—	—	—	—
Client Assets, end of period - Tax-exempt markets	62,504	70,109	66,636	65,978	64,610	62,504	64,610

Full Service - Total
Client Assets, beginning of period	143,606	135,528	133,726	129,976	119,219	143,606	119,219
Transfers / Single deposits	1,497	1,862	2,265	1,305	1,751	1,497	1,751
Recurring deposits	3,098	2,488	2,535	2,518	2,803	3,098	2,803
Total Deposits	4,595	4,350	4,800	3,823	4,554	4,595	4,554
Surrenders, benefits, and product charges	(4,266)	(4,084)	(3,528)	(3,842)	(3,969)	(4,266)	(3,969)
Net Flows	329	267	1,272	(19)	584	329	584
Interest credited and investment performance	(18,869)	7,526	530	3,769	10,173	(18,869)	10,173
Transfer between markets (5)	—	285	—	—	—	—	—
Client Assets, end of period - Full Service Total	125,066	143,606	135,528	133,726	129,976	125,066	129,976

Full Service - Client Assets
Fee-based	93,016	112,477	104,422	102,883	99,083	93,016	99,083
Spread-based	32,050	31,129	31,106	30,842	30,893	32,050	30,893
Client Assets, end of period - Full Service Total	125,066	143,606	135,528	133,726	129,976	125,066	129,976

Voya Financial	Page 19 of 42

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Recordkeeping
Client Assets, beginning of period	195,154	173,896	170,417	166,778	152,837	195,154	152,837
Transfers / Single deposits	2,345	24,806	4,086	602	999	2,345	999
Recurring deposits	4,361	3,219	3,148	3,126	3,835	4,361	3,835
Total Deposits	6,706	28,025	7,234	3,728	4,834	6,706	4,834
Surrenders, benefits, and product charges	(5,177)	(15,737)	(4,476)	(3,968)	(5,165)	(5,177)	(5,165)
Net Flows	1,529	12,288	2,758	(240)	(331)	1,529	(331)
Interest credited and investment performance	(30,034)	9,255	721	3,879	14,272	(30,034)	14,272
Transfer between markets (5)		(285)	—	—	—	—	—
Client Assets, end of period - Recordkeeping	166,649	195,154	173,896	170,417	166,778	166,649	166,778

Total Defined Contribution (1)
Client Assets, beginning of period	338,758	309,424	304,143	296,754	272,056	338,758	272,056
Transfers / Single deposits	3,843	26,667	6,351	1,907	2,750	3,843	2,750
Recurring deposits	7,458	5,707	5,684	5,644	6,637	7,458	6,637
Total Deposits	11,301	32,374	12,035	7,551	9,387	11,301	9,387
Surrenders, benefits, and product charges	(9,443)	(19,821)	(8,005)	(7,810)	(9,134)	(9,443)	(9,134)
Net Flows	1,858	12,553	4,030	(259)	253	1,858	253
Interest credited and investment performance	(48,903)	16,781	1,251	7,648	24,445	(48,903)	24,445
Client Assets, end of period - Total Defined Contribution	291,713	338,758	309,424	304,143	296,754	291,713	296,754

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	36,374	36,343	35,679	34,967	34,078	36,374	34,078
Transfers / Single deposits	2,719	1,150	368	342	861	2,719	861
Recurring deposits	788	168	133	186	118	788	118
Total Deposits	3,507	1,318	501	528	979	3,507	979
Surrenders, benefits, and product charges	(913)	(1,314)	(620)	(658)	(765)	(913)	(765)
Net Flows	2,594	4	(119)	(130)	214	2,594	214
Interest credited and investment performance	839	27	783	842	675	839	675
Assets, end of period - Defined Contribution Investment-only SV	39,807	36,374	36,343	35,679	34,967	39,807	34,967

Retail Client Assets (3)	52,585	63,108	60,221	60,089	58,244	52,585	58,244

Other Assets (4)	1,771	1,802	1,822	1,846	1,891	1,771	1,891

Total Client Assets	385,877	440,043	407,810	401,756	391,856	385,877	391,856

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) Includes other guaranteed payout products.
(5) Transfer represents a plan moving from Recordkeeping to Full Service.

Investment Management

Voya Financial	Page 21 of 42

Investment Management Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Sources of operating earnings before income taxes:
Investment capital and other investment income (normalized)	6	6	5	5	5	6	5
Fee based margin (normalized)	162	193	162	156	150	162	150
Administrative expenses	(126)	(138)	(121)	(122)	(114)	(126)	(114)
Normalized adjusted operating earnings before income taxes	42	61	45	39	41	42	41
Prepayment fees and alternative investment income above (below) long-term expectations	(2)	(2)	—	2	(7)	(2)	(7)
Adjusted operating earnings before income taxes	40	59	46	41	34	40	34

Fee based margin
Investment advisory and administrative revenue	157	156	158	152	145	157	145
Other fee based margin	5	37	4	4	5	5	5
Fee based margin (normalized)	162	193	162	156	150	162	150

Voya Financial	Page 22 of 42

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Client Assets:
External Clients
Institutional	93,662	94,424	92,912	91,116	88,147	93,662	88,147
Retail	60,168	72,398	68,014	67,189	65,512	60,168	65,512
Subtotal External Clients	153,830	166,822	160,926	158,305	153,660	153,830	153,660
General Account	56,873	56,651	56,336	55,921	56,021	56,873	56,021
Total Client Assets (AUM)	210,703	223,473	217,262	214,226	209,681	210,703	209,681
Administration Only Assets (AUA)	46,969	49,257	50,031	50,098	49,929	46,969	49,929
Total AUM and AUA	257,672	272,730	267,293	264,324	259,610	257,672	259,610

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	65	65	67	65	62	65	62
Retail	57	58	58	55	52	57	52
Subtotal External Clients	123	124	125	119	113	123	113
General Account	29	28	28	29	28	29	28
Total Investment Advisory and Administrative Revenues (AUM)	152	152	153	148	141	152	141
Administration Only Fees	5	4	5	4	4	5	4
Total Investment Advisory and Administrative Revenues	157	156	158	152	145	157	145

Revenue Yield (bps) (1)
External Clients
Institutional	27.5	27.8	29.0	29.1	28.5	27.5	28.5
Retail	33.5	33.5	34.4	33.1	32.2	33.5	32.2
Revenue Yield on External Clients	30.0	30.3	31.3	30.8	30.1	30.0	30.1
General Account	20.2	20.2	20.3	20.3	19.9	20.2	19.9
Revenue Yield on Client Assets (AUM)	27.5	27.7	28.4	28.0	27.3	27.5	27.3
Revenue Yield on Administration Only Assets (AUA)	4.3	3.4	3.6	3.3	3.0	4.3	3.0
Total Revenue Yield on AUM and AUA (bps)	23.3	23.2	23.7	23.3	22.7	23.3	22.7

Revenue Yield on Client Assets (AUM) - trailing twelve months	27.9	27.9	28.1	28.2	28.6	27.9	28.6

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 23 of 42

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Institutional AUM:
Beginning of period AUM	94,424	92,912	91,116	88,147	85,918	94,424	85,918
Inflows	4,417	3,233	2,478	3,219	3,335	4,417	3,335
Outflows	(2,313)	(2,860)	(2,105)	(2,230)	(1,867)	(2,313)	(1,867)
Subtotal Investment Management Sourced Institutional Net Flows	2,104	373	373	989	1,468	2,104	1,468
Affiliate Sourced Institutional Inflows	1,674	610	426	545	1,269	1,674	1,269
Affiliate Sourced Institutional Outflows	(695)	(463)	(467)	(762)	(1,632)	(695)	(1,632)
Subtotal Affiliate Sourced Net Flows	979	147	(41)	(217)	(363)	979	(363)
Net flows- Institutional AUM	3,083	520	332	772	1,105	3,083	1,105
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	(3,845)	1,028	1,196	2,201	1,124	(3,845)	1,124
Other (Including Acquisitions / Divestitures) (1)	—	(36)	268	(4)	—	—	—
End of period AUM- Institutional	93,662	94,424	92,912	91,116	88,147	93,662	88,147
Organic Growth (Net Flows/Beginning of period AUM)	3.3%	0.6%	0.4%	0.9%	1.3%	3.3%	1.3%
Market Growth %	-4.1%	1.1%	1.3%	2.5%	1.3%	-4.1%	1.3%
Retail AUM:
Beginning of period AUM	72,398	68,014	67,189	65,512	61,257	72,398	61,257
Inflows	2,700	2,204	2,153	1,717	1,924	2,700	1,924
Outflows	(2,996)	(1,665)	(1,189)	(1,874)	(2,004)	(2,996)	(2,004)
Sub-advised Retail Net Flows	(148)	(130)	(29)	(139)	(223)	(148)	(223)
Subtotal Investment Management Sourced Retail Net Flows (2)	(444)	409	935	(296)	(303)	(444)	(303)
Affiliate Sourced Retail Inflows	770	627	669	547	684	770	684
Affiliate Sourced Retail Outflows	(1,235)	(882)	(813)	(831)	(875)	(1,235)	(875)
Subtotal Affiliate Sourced Retail Net Flows (2)	(465)	(255)	(144)	(284)	(191)	(465)	(191)
Variable Annuity Net Flows	(702)	(839)	(621)	(616)	(550)	(702)	(550)
Inflows from Sub-advisor Replacements	—	1,690	219	897	—	—	—
Net flows- Retail AUM	(1,611)	1,005	389	(299)	(1,044)	(1,611)	(1,044)
Net Money Market Flows	320	—	16	(27)	(122)	320	(122)
Change in Market Value	(10,077)	3,490	691	2,100	5,690	(10,077)	5,690
Other (Including Acquisitions / Divestitures) (1)	(862)	(111)	(271)	(97)	(269)	(862)	(269)
End of period AUM- Retail	60,168	72,398	68,014	67,189	65,512	60,168	65,512
Retail Organic Growth excluding Variable Annuity Net Flows and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	-1.3%	0.2%	1.2%	-0.9%	-0.8%	-1.3%	-0.8%
Market Growth %	-13.9%	5.1%	1.0%	3.2%	9.3%	-13.9%	9.3%
Total Investment Management Sourced Net Flows (2)	1,660	783	1,307	693	1,165	1,660	1,165
Total Affiliate Sourced Net Flows (2)	515	(109)	(184)	(501)	(554)	515	(554)
Total Variable Annuity Net Flows (1)	(702)	(839)	(621)	(616)	(550)	(702)	(550)
Total Inflows from Sub-advisor Replacements (3)	—	1,690	219	897	—	—	—
Total Net Flows	1,473	1,525	721	473	61	1,473	61
Net Flows excluding Variable Annuity Net Flows and Sub-advisor Replacements	2,175	674	1,123	192	611	2,175	611
Total External Clients Organic Growth (Net Flows (excludes VA and Sub-advisor Replacement) / Beginning of period AUM) (2)	1.3%	0.4%	0.7%	0.1%	0.4%	1.3%	0.4%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.
(3) Reflects net flows mainly associated with outside managed funds.

Voya Financial	Page 24 of 42

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Institutional
Equity	19,158	21,993	22,561	23,041	22,517
Fixed Income	74,504	72,431	70,351	68,075	65,630
Real Estate	—	—	—	—	—
Money Market	—	—	—	—	—
Total	93,662	94,424	92,912	91,116	88,147
Retail
Equity	34,182	44,567	41,149	41,621	40,591
Fixed Income	24,236	25,614	24,496	23,207	22,370
Real Estate	—	791	947	962	1,128
Money Market	1,750	1,426	1,422	1,399	1,424
Total	60,168	72,398	68,014	67,189	65,513
General Account
Equity	307	298	311	309	169
Fixed Income	55,544	55,126	54,962	54,417	54,917
Real Estate	—	—	—	—	—
Money Market	1,022	1,227	1,063	1,195	935
Total	56,873	56,651	56,336	55,921	56,021
Combined Asset Type
Equity	53,647	66,858	64,020	64,971	63,276
Fixed Income	154,284	153,171	149,810	145,699	142,918
Real Estate	—	791	947	962	1,128
Money Market	2,772	2,653	2,485	2,594	2,359
Total	210,703	223,473	217,262	214,226	209,681

Total Specialty Assets	69,523	69,827	68,330	67,631	67,260
% of Specialty Assets / Total AUM	33.0%	31.2%	31.5%	31.6%	32.1%

Total Retirement and Wealth Management Assets	95,781	103,535	100,840	99,754	98,480
% of Retirement and Wealth Management Assets / Total AUM	45.5%	46.3%	46.4%	46.6%	47.0%

Employee Benefits

Voya Financial	Page 26 of 42

Employee Benefits Sources of Normalized Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Sources of operating earnings before income taxes:
Gross investment income (normalized)	22	23	23	23	23	22	23
Investment expenses	(1)	(1)	—	(1)	(1)	(1)	(1)
Credited interest	(14)	(14)	(14)	(14)	(14)	(14)	(14)
Net margin	7	8	9	8	8	7	8
Other investment income (normalized)	7	5	6	5	6	7	6
Investment spread and other investment income (normalized)	14	13	15	13	14	14	14
Net underwriting gain (loss) and other revenue	164	145	147	140	132	164	132
Administrative expenses	(70)	(60)	(63)	(63)	(62)	(70)	(62)
Net commissions	(43)	(42)	(39)	(38)	(40)	(43)	(40)
DAC/VOBA and other intangibles amortization, excluding unlocking	(5)	(3)	(4)	(5)	(4)	(5)	(4)
Normalized adjusted operating earnings before income taxes	60	53	56	47	40	60	40
Prepayment fees and alternative investment income above (below) long-term expectations	1	2	1	2	(2)	1	(2)
DAC/VOBA and other intangibles unlocking	—	—	—	—	—	—	—
Adjusted operating earnings before income taxes	61	55	57	49	38	61	38
Adjusted Return on Capital (1)	34.1%	31.0%	29.8%	29.4%	28.0%	34.1%	28.0%

Group life:
Premiums	130	132	133	131	130	130	130
Benefits	(102)	(95)	(101)	(97)	(104)	(102)	(104)
Other (2)	(1)	(4)	(2)	(2)	(2)	(1)	(2)
Total Group life	27	33	30	32	24	27	24
Group Life Loss Ratio (Interest adjusted)	78.1%	72.2%	76.3%	74.4%	79.5%	78.1%	79.5%
Group stop loss:
Premiums	264	250	250	255	254	264	254
Benefits	(193)	(193)	(196)	(205)	(196)	(193)	(196)
Other (2)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Total Group stop loss	70	56	53	49	57	70	57
Stop loss Loss Ratio	73.2%	77.2%	78.6%	80.6%	77.3%	73.2%	77.3%
Voluntary Benefits, Disability, and Other	67	56	65	59	51	67	51

Net underwriting gain (loss) and other revenue
Premiums	515	481	482	489	484	515	484
Benefits	(349)	(331)	(331)	(346)	(349)	(349)	(349)
Other (2)	(2)	(5)	(3)	(3)	(3)	(2)	(3)
Total Net underwriting gain (loss) and other revenue	164	145	147	140	132	164	132
Total Aggregate Loss Ratio (1)	69.1%	70.2%	71.0%	71.6%	72.3%	69.1%	72.3%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using Trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 27 of 42

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Sales by Product Line:
Group life and Disability	81	9	7	13	104	81	104
Stop loss	241	12	25	9	236	241	236
Voluntary	80	8	6	31	69	80	69
Total sales by product line	402	29	38	53	409	402	409

Total gross premiums and deposits	560	511	515	532	521	560	521

Annualized In-force Premiums by Product Line:
Group life and Disability	704	710	715	715	720	704	720
Stop loss	1,084	1,038	1,037	1,045	1,053	1,084	1,053
Voluntary	483	390	392	392	390	483	390
Total annualized in-force premiums	2,271	2,138	2,144	2,152	2,163	2,271	2,163

Assets Under Management by Fund Group
General account	1,767	1,782	1,896	1,827	1,753	1,767	1,753
Separate account	13	15	15	15	14	13	14
Total AUM	1,780	1,797	1,911	1,842	1,767	1,780	1,767

Corporate

Voya Financial	Page 29 of 42

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Interest expense (excluding Preferred stock dividends)	(43)	(43)	(45)	(43)	(45)	(43)	(45)
Preferred stock dividends	(14)	(4)	(14)	—	(10)	(14)	(10)
Amortization of intangibles	(9)	(9)	(9)	(8)	(9)	(9)	(9)
Other	11	(9)	4	2	(2)	11	(2)
Normalized adjusted operating earnings before income taxes	(55)	(65)	(64)	(49)	(66)	(55)	(66)
Individual Life transaction stranded costs (1)	(36)	(33)	(34)	(31)	(34)	(36)	(34)
Adjusted operating earnings before income taxes	(91)	(98)	(98)	(80)	(100)	(91)	(100)

(1) For periods ended on or prior to the closing of the Individual Life Transaction, Stranded Costs associated with the Individual Life Transaction where the corresponding revenue is now reported in discontinued operations or in businesses exited or to be exited through reinsurance or divestment;  for periods after the closing of the Individual Life Transaction any remaining Stranded Costs and the associated revenues from future TSAs will be reported in normalized adjusted operating earnings.

Investment Information

Voya Financial	Page 31 of 42

Portfolio Composition

	Balances as of
(in millions USD)	3/31/2020		12/31/2019		9/30/2019		6/30/2019		3/31/2019
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	37,584	71.5%	39,663	74.0%	39,718	73.4%	38,761	73.2%	37,962	73.0%
Fixed maturities, at fair value using the fair value option	2,855	5.4%	2,707	5.0%	2,676	4.9%	2,535	4.8%	2,357	4.5%
Equity securities, available for sale, at fair value	176	0.3%	196	0.4%	335	0.6%	331	0.6%	320	0.7%
Short-term investments	80	0.2%	68	0.1%	122	0.2%	147	0.3%	134	0.4%
Mortgage loans on real estate, net	6,947	13.1%	6,878	12.8%	6,927	12.8%	7,033	13.3%	7,126	13.7%
Policy loans	763	1.5%	776	1.4%	788	1.5%	794	1.6%	822	1.5%
Limited partnerships/corporations, before consolidation	1,619	N/M	1,625	N/M	1,554	N/M	1,455	N/M	1,344	N/M
CLO/VOEs Adjustments (1)	(276)	N/M	(335)	N/M	(312)	N/M	(340)	N/M	(359)	N/M
Limited partnerships/corporations, after consolidation	1,343	2.6%	1,290	2.4%	1,242	2.3%	1,115	2.1%	985	1.9%
Derivatives	875	1.7%	316	0.6%	439	0.8%	307	0.6%	183	0.4%
Other investments	392	0.7%	385	0.7%	383	0.7%	384	0.6%	379	0.7%
Securities pledged to creditors	1,555	3.0%	1,408	2.6%	1,529	2.8%	1,550	2.9%	1,729	3.2%
Total investments, after consolidation	52,570	100.0%	53,687	100.0%	54,159	100.0%	52,957	100.0%	51,997	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	1,695	4.0%	1,477	3.4%	1,538	3.5%	1,345	3.2%	1,405	3.3%
U.S. Corporate - Public	13,956	33.2%	14,938	34.0%	15,157	34.5%	14,952	34.9%	14,939	35.5%
U.S. Corporate - Private	5,643	13.4%	6,035	13.8%	6,000	13.6%	5,864	13.7%	5,797	13.8%
Foreign Government / Agency	693	1.7%	693	1.6%	699	1.6%	711	1.7%	685	1.6%
Foreign Corporate - Public	3,313	7.9%	3,648	8.4%	3,662	8.3%	3,677	8.6%	3,639	8.7%
Foreign Corporate - Private	4,416	10.5%	4,831	11.0%	4,768	10.9%	4,768	11.1%	4,808	11.4%
State, municipalities and political subdivisions	1,315	3.1%	1,323	3.0%	1,362	3.1%	1,318	3.1%	1,293	3.1%
CMO-B	3,700	8.8%	3,433	7.7%	3,496	8.0%	3,391	7.9%	3,016	7.2%
Agency	954	2.3%	643	1.5%	707	1.6%	703	1.6%	705	1.7%
Non-Agency (3)	987	2.4%	1,164	2.7%	1,105	2.5%	962	2.2%	893	2.1%
Total Residential mortgage-backed securities	5,641	13.5%	5,240	11.9%	5,308	12.1%	5,056	11.7%	4,614	11.0%
Commercial mortgage-backed securities	3,484	8.3%	3,574	8.2%	3,379	7.7%	3,226	7.5%	3,081	7.3%
Other asset-backed securities (3)	1,838	4.4%	2,019	4.7%	2,050	4.7%	1,929	4.5%	1,787	4.3%
Total fixed maturities, including securities pledged (4)	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,227	2.9%	1,120	2.6%	945	2.2%	1,108	2.6%	1,115	2.7%
Due after one year through five years	5,019	12.0%	5,638	12.9%	5,975	13.6%	5,947	13.9%	6,178	14.7%
Due after five years through ten years	8,117	19.3%	8,667	19.8%	8,434	19.2%	8,842	20.6%	8,753	20.8%
Due after ten years	16,668	39.7%	17,520	40.0%	17,845	40.6%	18,352	42.9%	17,997	42.8%
CMO-B	3,700	8.8%	3,433	7.7%	3,495	8.0%	3,391	7.9%	3,016	7.2%
Mortgage-backed securities	5,425	12.9%	5,381	12.4%	5,191	11.8%	4,891	11.4%	4,679	11.1%
Other asset-backed securities (3)	1,838	4.4%	2,019	4.6%	2,038	4.6%	315	0.7%	310	0.7%
Total fixed maturities, including securities pledged (4)	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	23,284	55.4%	23,779	54.2%	24,267	55.2%	23,603	55.1%	23,158	55.1%
2	17,033	40.5%	18,149	41.5%	17,795	40.5%	17,402	40.6%	17,008	40.4%
3	1,249	3.0%	1,324	3.0%	1,373	3.1%	1,311	3.1%	1,381	3.3%
4	329	0.8%	378	0.9%	345	0.8%	350	0.8%	321	0.7%
5	75	0.2%	121	0.3%	113	0.3%	148	0.3%	107	0.3%
6	24	0.1%	27	0.1%	30	0.1%	32	0.1%	73	0.2%
Total fixed maturities, including securities pledged (4) (5)	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	8,022	19.1%	7,425	17.0%	7,681	17.5%	7,385	17.2%	7,271	17.3%
AA	3,143	7.5%	3,199	7.3%	3,131	7.1%	2,964	7.0%	2,864	6.8%
A	11,381	27.1%	11,803	27.0%	11,896	27.1%	11,754	27.4%	11,802	28.1%
BBB	17,154	40.8%	18,763	42.8%	18,672	42.5%	18,138	42.3%	17,428	41.4%
BB	1,492	3.6%	1,780	4.1%	1,684	3.8%	1,702	4.0%	1,798	4.3%
B and below	802	1.9%	808	1.8%	859	2.0%	903	2.1%	885	2.1%
Total fixed maturities, including securities pledged (5)	41,994	100.0%	43,778	100.0%	43,923	100.0%	42,846	100.0%	42,048	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 32 of 42

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	3/31/2020		12/31/2019		9/30/2019		6/30/2019		3/31/2019		3/31/2020		3/31/2019

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	451	4.82%	463	4.94%	466	5.02%	473	5.06%	473	5.01%	451	4.82%	473	5.01%
Equity securities	2	4.87%	3	7.15%	2	5.58%	2	5.64%	1	4.21%	2	4.87%	1	4.21%
Mortgage loans	72	4.28%	72	4.30%	73	4.31%	74	4.33%	75	4.34%	72	4.28%	75	4.34%
Limited partnerships	49	13.01%	51	13.58%	42	11.67%	60	18.38%	(1)	(0.21)%	49	13.01%	(1)	(0.21)%
Policy loans	10	5.60%	9	4.82%	7	3.62%	10	4.84%	11	5.27%	10	5.60%	11	5.27%
Short-term investments	3	0.78%	3	0.85%	5	1.05%	4	0.71%	4	0.74%	3	0.78%	4	0.74%
Derivatives (2)	1	N/A	2	N/A	1	N/A	(1)	N/A	4	N/A	1	N/A	4	N/A
Prepayment fee income	6	0.05%	29	0.24%	9	0.07%	16	0.13%	9	0.07%	6	0.05%	9	0.07%
Other assets	13	N/A	6	N/A	4	N/A	13	N/A	9	N/A	13	N/A	9	N/A
Gross investment income before expenses and fees	607	5.02%	638	5.27%	609	5.01%	651	5.32%	585	4.73%	607	5.02%	585	4.73%
Expenses and fees	(28)	-0.24%	(33)	-0.28%	(28)	-0.23%	(26)	-0.22%	(26)	-0.22%	(28)	-0.24%	(26)	-0.22%
Total investment income and annualized yield	579	4.78%	605	4.99%	581	4.78%	625	5.10%	559	4.51%	579	4.78%	559	4.51%
Trading gains/losses (1)
Fixed maturities	(15)		2		18		12		4		(15)		4
Equity securities	2		1		(2)		(2)		(2)		2		(2)
Mortgage loans	(7)		—		—		1		—		(7)		—
Other investments	—		3		1		—		1		—		1
Total trading gains/losses	(20)		6		17		11		3		(20)		3
Impairments (1)
Fixed maturities	(20)		(28)		1		(3)		(31)		(20)		(31)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		(2)		—		—		(2)		—		(2)
Other investments	—		—		—		—		—		—		—
Total impairments	(20)		(30)		1		(3)		(33)		(20)		(33)
Fair value adjustments (3)	155		(84)		53		135		93		155		93
Derivatives, including change in fair value of derivatives related to guaranteed benefits	(217)		37		(51)		(99)		(69)		(217)		(69)
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	(102)		(71)		20		44		(6)		(102)		(6)
Businesses exited through reinsurance (4)	(29)		9		44		50		55		(29)		55
Consolidation/eliminations (5)	17		33		22		17		39		17		39
Total investment income and realized capital gains (losses)	465		576		667		736		647		465		647

(1) Investment results related to businesses exited through reinsurance or divestment are excluded. Investment results related to businesses to be exited through reinsurance or divestment as part of the Life Transaction are included.

(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 33 of 42

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Retirement
Average alternative investments	883	834	773	722	705	883	705
Alternative investment income	31	27	25	33	(1)	31	(1)
Investment Management
Average alternative investments	230	229	226	228	208	230	208
Alternative investment income	3	3	5	7	(2)	3	(2)
Employee Benefits
Average alternative investments	95	92	86	84	81	95	81
Alternative investment income	3	3	3	4	—	3	—

The table above excludes alternative investments and income that are a component of Income (loss) from discontinued operations, net of tax and alternative investments and income in Corporate.

Reconciliations

Voya Financial	Page 35 of 42

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Revenues
Net investment income	698	735	687	711	659	698	659
Fee income	505	510	494	483	482	505	482
Premiums	608	556	565	577	575	608	575
Net realized capital gains (losses)	(233)	(159)	(20)	25	(12)	(233)	(12)
Other revenues	92	140	106	106	113	92	113
Income (loss) related to consolidated investment entities	15	28	43	67	5	15	5
Total revenues	1,685	1,810	1,875	1,969	1,822	1,685	1,822

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(882)	(862)	(1,003)	(951)	(934)	(882)	(934)
Operating expenses	(640)	(767)	(627)	(670)	(682)	(640)	(682)
Net amortization of DAC/VOBA	(76)	(63)	(36)	(43)	(57)	(76)	(57)
Interest expense	(40)	(41)	(51)	(42)	(42)	(40)	(42)
Operating expenses related to consolidated investment entities	(3)	(11)	(9)	(20)	(5)	(3)	(5)
Total benefits and expenses	(1,641)	(1,744)	(1,726)	(1,726)	(1,720)	(1,641)	(1,720)
Income (loss) from continuing operations before income taxes	44	66	149	243	102	44	102
Less:
Net investment gains (losses) and related charges and adjustments	(8)	(47)	14	45	13	(8)	13
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(89)	8	(12)	(6)	(4)	(89)	(4)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	9	18	31	40	9	9	9
Income (loss) attributable to noncontrolling interests	6	6	19	26	(1)	6	(1)
Income (loss) on early extinguishment of debt	—	—	(12)	—	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	(63)	—	—	66	—	66
Dividend payments made to preferred shareholders	14	4	14	—	10	14	10
Other adjustments	(22)	(38)	(27)	(52)	(92)	(22)	(92)
Adjusted operating earnings before income taxes	134	178	122	190	101	134	101

Voya Financial	Page 36 of 42

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Total revenues	1,685	1,810	1,875	1,969	1,822	1,685	1,822

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	(8)	(53)	16	42	13	(8)	13
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(90)	8	(12)	(5)	(4)	(90)	(4)
Revenues (losses) related to business exited or to be exited through reinsurance or divestment	344	315	401	417	398	344	398
Revenues (loss) attributable to noncontrolling interests	9	21	34	50	4	9	4
Other adjustments	33	98	71	70	82	33	82
Total adjusted operating revenues	1,397	1,421	1,365	1,395	1,329	1,397	1,329

Adjusted operating revenues by segment
Retirement	677	701	675	688	648	677	648
Investment Management	166	197	167	163	148	166	148
Employee Benefits	543	500	503	515	508	543	508
Corporate	11	23	20	29	25	11	25
Total adjusted operating revenues	1,397	1,421	1,365	1,395	1,329	1,397	1,329

Voya Financial	Page 37 of 42

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019

Retirement
Adjusted operating earnings before income taxes	583	588	596	732	721
Less:
DAC/VOBA and other intangibles unlocking	(50)	(30)	(33)	46	44
Adjusted Operating Earnings - excluding Unlocking before interest	633	618	629	686	677
Income tax expense	75	71	81	104	106
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	558	547	549	582	571

Adjusted Operating effective tax rate, excluding Unlocking (2)	13.0%	12.5%	7.8%	14.0%	11.1%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	11.9%	11.5%	12.8%	15.1%	15.7%
Average Capital	4,094	4,130	4,170	4,186	4,180
Ending Capital	4,014	4,119	4,065	4,123	4,126
Adjusted Return on Capital	13.6%	13.2%	13.2%	13.9%	13.6%

Investment Management
Adjusted Operating Earnings - excluding Unlocking before interest	186	180	165	167	178
Income tax expense	39	38	35	35	37
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	147	142	130	132	141

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	311	307	303	302	304
Ending Capital	321	316	310	306	301
Adjusted Return on Capital	47.1%	46.2%	42.9%	43.9%	46.4%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 38 of 42

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

	Twelve Months Ended (1)
(in millions USD, unless otherwise indicated)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019

Employee Benefits
Adjusted operating earnings before income taxes	222	199	187	180	166
Less:
DAC/VOBA and other intangibles unlocking	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	222	199	187	180	166
Income tax expense	47	42	39	38	35
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	175	157	148	142	131

Adjusted Operating effective tax rate, excluding Unlocking (2)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	515	507	495	482	468
Ending Capital	523	519	517	509	507
Adjusted Return on Capital	34.1%	31.0%	29.8%	29.4%	28.0%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment.

Voya Financial	Page 39 of 42

Prepayments and Alternative Income Above (Below) Long-Term Expectations (2)

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019

Prepayments Above (Below) Long-term Expectations (1)
Retirement	(4)	12	(1)	6	—	13	4
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	1	—	—	—	1	—
Total	(4)	13	(1)	6	—	14	4

Alternatives Above (Below) Long-term Expectations (1)
Retirement	11	9	6	16	(16)	42	24
Investment Management	(2)	(2)	—	2	(7)	(2)	(5)
Employee Benefits	1	1	1	2	(2)	5	2
Total	10	8	7	20	(25)	45	21

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)
Retirement	7	21	5	22	(16)	55	28
Investment Management	(2)	(2)	—	2	(7)	(2)	(5)
Employee Benefits	1	2	1	2	(2)	6	2
Total	6	21	6	26	(25)	59	25

(1) The amount by which Investment income from prepayment fees and alternative investments exceeds or is less than our long-term expectations reported on a pre-DAC basis, but excluding such amounts attributable to prepayment fees and alternative income in Corporate.

(2) Corporate impacts are immaterial.

Voya Financial	Page 40 of 42

Reconciliation of Normalized Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions except per share in whole dollars)	3/31/2020			12/31/2019			9/30/2019			6/30/2019			3/31/2019
	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)	Pre-tax	After-tax	Per share (1)

Income (loss) available to Voya Financial, Inc.'s common shareholders		$(98)	$(0.71)		$(776)	$(5.45)		$106	$0.74		$226	$1.51		$64	$0.42
Plus: Net income (loss) attributable to noncontrolling interest		6	0.04		6	0.04		19	0.13		26	0.17		(1)	(0.01)
Less: Preferred stock dividends		(14)	(0.10)		(4)	(0.03)		(14)	(0.10)		—	—		(10)	(0.07)
Less: Income (loss) from discontinued operations		(128)	(0.93)		(1,084)	(7.62)		(4)	(0.03)		42	0.28		(20)	(0.13)
Income (loss) from continuing operations	44	50	0.36	66	318	2.23	149	144	1.00	243	210	1.40	102	93	0.62
Less:
Net investment gains (losses) and related charges and adjustments	(8)	(6)	(0.05)	(47)	(37)	(0.26)	14	11	0.08	45	36	0.24	13	10	0.07
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(89)	(70)	(0.51)	8	6	0.05	(12)	(9)	(0.06)	(6)	(5)	(0.03)	(4)	(3)	(0.02)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	9	7	0.05	18	14	0.10	31	24	0.17	40	31	0.21	9	7	0.05
Net income (loss) attributable to noncontrolling interest	6	6	0.04	6	6	0.04	19	19	0.13	26	26	0.17	(1)	(1)	(0.01)
Income (loss) on early extinguishment of debt	—	—	—	—	—	—	(12)	(9)	(0.07)	—	—	—	—	—	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	(63)	(50)	(0.35)	—	—	—	—	—	—	66	52	0.34
Dividend payments made to preferred shareholders	14	14	0.10	4	4	0.03	14	14	0.10	—	—	—	10	10	0.07
Other adjustments	(22)	(16)	(0.11)	(38)	222	1.56	(27)	(19)	(0.14)	(52)	(38)	(0.26)	(92)	(71)	(0.47)
Adjusted operating earnings	134	115	0.83	178	153	1.07	122	114	0.79	190	159	1.06	101	89	0.59
Less:
DAC, VOBA and other intangibles unlocking	(16)	(13)	(0.09)	(10)	(8)	(0.06)	(29)	(23)	(0.16)	5	4	0.02	4	3	0.02
Prepayment fees and alternative investment income above (below) long-term expectations	6	5	0.04	21	17	0.12	6	5	0.03	26	21	0.14	(25)	(20)	(0.13)
Individual Life transaction stranded costs	(36)	(28)	(0.21)	(33)	(26)	(0.18)	(34)	(27)	(0.18)	(31)	(25)	(0.16)	(34)	(27)	(0.18)
Normalized adjusted operating earnings	180	151	1.10	199	170	1.19	179	159	1.10	190	159	1.06	155	132	0.87

(1) Per share calculations are based on un-rounded numbers.

Voya Financial	Page 41 of 42

Reconciliation of Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019	3/31/2020	3/31/2019
Book value per common share, including AOCI	54.09	66.49	73.73	67.37	59.13	54.09	59.13
Per share impact of AOCI	(14.61)	(25.18)	(25.94)	(20.43)	(13.29)	(14.61)	(13.29)
Book value per common share, excluding AOCI	39.48	41.31	47.79	46.94	45.84	39.48	45.84

Debt to capital	29.1%	24.4%	22.4%	23.8%	25.7%	29.1%	25.7%
Capital impact of AOCI	6.2%	9.0%	7.7%	6.6%	4.9%	6.2%	4.9%
Impact of 25% equity treatment afforded to subordinate debt	-3.2%	-3.0%	-2.7%	-2.7%	-2.6%	-3.2%	-2.6%
Adjusted Debt to capital	32.1%	30.4%	27.4%	27.7%	28.0%	32.1%	28.0%

Reconciliation of shares used in Normalized adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	137.4	142.4	144.3	149.9	151.3	137.4	151.3
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (1)	137.4	142.4	144.3	149.9	151.3	137.4	151.3

(1) For periods in which there is Loss from continuing operations, Normalized adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Normalized adjusted operating earnings per common share calculation.

Voya Financial	Page 42 of 42

Reconciliation of Investment Management Normalized Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2020	12/31/2019	3/31/2019	3/31/2020	12/31/2019	3/31/2019

Adjusted operating revenues	166	197	148	693	675	646
Adjusted operating expenses	(126)	(138)	(114)	(507)	(495)	(468)
Adjusted operating earnings before income taxes	40	59	34	186	180	178
Adjusted operating margin	23.9%	29.9%	22.7%	26.8%	26.6%	27.7%

Adjusted operating revenues	166	197	148	693	675	646
Less:
Investment Capital Results	3	3	(2)	18	13	16
Adjusted operating revenues excluding Investment Capital	163	194	150	675	662	630
Adjusted operating expenses	(126)	(138)	(114)	(507)	(495)	(468)
Adjusted operating earnings excluding Investment Capital	37	56	36	168	167	162
Adjusted operating margin excluding Investment Capital	22.4%	28.8%	23.9%	24.8%	25.1%	26.0%

Adjusted operating revenues	166	197	148	693	675	646
Less:
Investment Capital Results above (below) long-term expectations	(2)	(2)	(7)	(2)	(7)	(5)
Adjusted operating revenue related to annuities businesses sold on June 1, 2018	—	—	—	—	—	6
Normalized adjusted operating revenues	168	199	155	695	682	645
Adjusted operating expenses	(126)	(138)	(114)	(507)	(495)	(468)
Normalized adjusted operating earnings	42	61	41	187	186	177
Normalized adjusted operating margin	24.8%	30.7%	26.2%	27.0%	27.4%	27.6%